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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report  (Date of earliest event reported):
                               September 5, 1997

                          Commission File No.: 0-14685




                              GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)



                         DELAWARE                       51 - 0271821
              (State or other jurisdiction of         (I.R.S. Employer
              incorporation or organization)        Identification No.)

               14800 CONFERENCE CENTER DRIVE
                   SUITE 400, WESTFIELDS
                    CHANTILLY, VIRGINIA                    20151
              (Address of principal executive            (Zip Code)
                         offices)
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       Registrant's telephone number, including area code: (703) 802-9200



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                      GENICOM CORPORATION AND SUBSIDIARIES
                                 FORM 8-K INDEX


Item 5.            Other Items

                   On September 5, 1997, the registrant executed an amended and restated credit agreement with a syndicate of lenders led by
                   NationsBank which provides $110 million in credit
                   facilities, an increase of $30 million over the previous
                   facilities with the syndicate.   Part of the proceeds from
                   the credit facilities were used to retire a $9 million note held by Texas Instruments due in September of 1998.  A copy of the credit agreement and the press release is filed
                   herewith.


Item 7.            Financial Statements and Exhibits


          (c)      Exhibits

                   10.1 Amended and restated credit agreement with Nationsbank dated September 5, 1997

                   99.1 Press release dated September 9, 1997, published by the Registrant



Signatures                                                                    3





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 GENICOM Corporation
                                        ---------------------------------------
                                                     Registrant


Date:  September 22, 1997


                                                  /s/James C. Gale
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                                                      Signature

                                         James C. Gale
                                         Senior Vice President Finance and
                                         Chief Financial Officer

                                         (Mr. Gale is the Chief Financial
                                         Officer and has been duly
                                         authorized to sign on behalf of
                                         the Registrant)






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